NORTHEAST
                                   INVESTORS
                                  GROWTH FUND
                                    (NTHFX)
                                 A NO LOAD FUND
                         SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                  MAY 1, 2011

                    NORTHEAST INVESTORS GROWTH FUND (NTHFX)
                                100 High Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                  May 1, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Statement of Additional Information and the most recent reports to shareholders, online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com. The Fund's statutory prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective:
Northeast Investors Growth Fund (the 'Fund') is a no-load fund whose primary objective is to produce long-term capital appreciation for its shareholders.

Fees and Expenses:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases None
Maximum Deferred Sales Charge (Load) None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fee None

Annual Fund Operating Expenses (Expenses Deducted From
Fund Assets)
Management Fee .61%
Distribution (12b-1 Fees) None
Other Expenses .78%
Including:
Interest Expense .01%
Operating Expense .77%
Total Annual Fund Operating Expenses 1.39%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year 3 years 5 years 10 years
                 $142    $440    $761   $1,669

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Primary Investment Strategies:
The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

Principal Risks:
Stock Market Risks: The value of your investment has the potential to depreciate due to stock market volatility. Different market sectors or types of equity securities can react differently to changes in investor psychology or to developments in economic, political, regulatory, issuer, or market conditions.

Portfolio Risks: Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Performance Information:
The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Average Annual Total Return for the Periods Ended December 31, 2010
                                                        1 Year 5 Years 10 Years
Northeast Investors Growth Fund
Return before taxes                                     16.38%   1.76%    0.82%
Return after taxes on distributions                     16.31%   1.35%    0.40%
Return after taxes on distributions and sale of
Fund Shares                                             10.64%   1.50%    0.60%
Standard & Poor's 500 Index1                            15.07%   2.28%    1.41%
1 The unmanaged Standard & Poor's 500 Index is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.

Annual Total Returns:
The following bar chart shows the change in value of the Fund's shares over the past 10 years. It illustrates how the returns can differ one year to the next.

Calendar Years
   2001    2002   2003  2004   2005  2006   2007    2008   2009   2010
-17.15% -22.67% 28.39% 8.56% 11.38% 9.24% 13.90% -41.61% 29.05% 16.38%

Table Omitted

Best quarter: 2nd quarter 2003, up 14.17%
Worst Quarter: 4th quarter 2008, down 22.79%

Fund Management:
Northeast Management & Research Company Inc.("NMR") is the Fund's investment advisor. As the manager, NMR is responsible for choosing the Fund's investments. William A. Oates, Jr. is President of NMR and is also the Fund's President and portfolio manager. He has served in these capacities since the Fund's inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund's portfolio and works with John Francini and Nancy Mulligan, directors of NMR and officers of the Fund, in developing and executing the Fund's investment program.

Purchasing and Redeeming Shares:
You may purchase or redeem shares of the Fund on any business day by mail
(100 High Street, Suite 1000, Boston, MA 02110) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704 or online at www.northeastinvestors.com. Shares may be purchased by scheduled electronic bank transfers, by check, or by wire. All redemption requests must be in writing and must include a medallion signature guarantee if the redemption is in excess of $10,000. You will receive redemption proceeds by check or by scheduled electronic bank transfers. You generally buy and redeem shares at the Fund's next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a taxdeferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial Intermediaries:
The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.